Exhibit 99.1

 October 20, 2021  Annual Meeting of Stockholders

 1  Cautionary Forward-Looking Statements     This presentation is for informational purposes only and does not purport to be complete and should not be relied upon as a basis for making an investment decision in the Company’s securities. This presentation also includes “forward-looking statements” within the meaning of the safe harbor provisions of the United States Private Securities Litigation Reform Act of 1995.  Forward-looking statements often include words such as “expect,” “estimate,” “project,” “budget,” “forecast,” “anticipate,” “intend,” “plan,” “may,” “will,” “could,” “should,”  “believes,” “predicts,” “potential,” “continue,” and similar expressions, but the absence of such words or expressions does not mean a statement is not forward-looking.  Forward-looking statements are based upon our management’s current expectations and involve known and unknown risks and uncertainties.  Actual results, performance, or outcomes may differ materially from those suggested, expressed, or implied by the forward-looking statements due to a wide range of factors.  Such risk factors include, among others: uncertainty as to the duration, scope and impacts of the COVID-19 pandemic; political and economic uncertainty, including the possibility of declines in global economic conditions or the stability of credit and financial markets; changes in the monetary and fiscal policies of the U.S. Government, including policies of the United States Department of the Treasury and the Federal Reserve Board; changes in legislation, regulation, policies or administrative practices, whether by judicial, governmental, or legislative action, and other changes pertaining to banking, securities, taxation, financial accounting and reporting, and environmental protection and our ability to comply with such changes in a timely manner; possible effects of changes in real estate markets and interest rates, which may affect our net income and future cash flows, or the market value of our assets, including investment securities; risks related to disruption of management time due to integration activities related to the Merger (as defined on the following slide); the risk of possible adverse rulings, judgments, settlements and other outcomes of litigation; the risk that the Merger could have an adverse effect on our ability to retain customers, retain and hire key personnel and on our operating results and business generally; the risk that problems may arise in successfully integrating the businesses of the pre-Merger companies, which may result in the combined company not operating as effectively and efficiently as expected, or that the we may not be able to successfully integrate the businesses of the pre-Merger companies; the risk that we may be unable to achieve synergies or other anticipated benefits of the Merger or that it may take longer than expected to achieve those synergies or benefits; the risk that operational issues stemming from, and/or capital spending necessitated by, the potential need to adapt to industry changes in information technology systems, on which  we are highly dependent, and other important factors that could cause actual results to differ materially from those projected.  All such factors are difficult to predict and are beyond our control.  Additional factors that could cause results to differ materially from those described above can be found in our annual reports on Form 10-K, quarterly reports on Form 10-Q, current reports on Form 8-K or other filings made with the SEC and are available on our website at https://www.broadwayfederalbank.com/financial-highlights and on the SEC’s website at http://www.sec.gov. Forward-looking statements in this presentation speak only as of the date they are made, and we undertake no obligation, and do not intend, to update these forward-looking statements to reflect events or circumstances occurring after the date of this press release, except to the extent required by law.  You are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date of this presentation.

HISTORIC MERGER OF EQUALS

Largest African American-led Minority Depository Institution in the U.S.

- Merger of Equals with CFBanc Corporation completed on April 1, 2021 (the "Merger")
- Bank Holding Company with 100%-owned sub, City First Bank, NA ("City First"), a nationally chartered bank serving urban markets in Washington DC Metro area and Southern California
- Over $1.04B in total depository assets*
- Market leadership in scaled mission banking sector consolidation
- Nearly 75-year legacy of serving historically excluded communities, with focus on serving low-to-moderate income (LMI)** urban and minority communities
  - Broadway was formed in 1946 to provide home loans to minority consumers in south Los Angeles, including returning WWII veterans
  - City First was formed in 1998 to address systemic disinvestment and discrimination in minority communities in Washington, DC
- The merger actively preserves and advances the Minority Depository Institution (MDI) and Community Development Financial Institution (CDFI) status and legacy

** As of June 30, 2021*

*** An LMI community as a census tract where the median family income(MFI) is less than 80% of the metropolitan statistical area's (MSA) MFI*

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MERGER RATIONALE

Fortifies financial strength and creates vital economies of scale

- Strong value, impact, and business strategy alignment
  - Combined two OCC* regulated CDFI banks with complementary missions, founding principles, commercial credit emphasis, and market focus
  - Combined entity has over 70% of lending in LMI communities and to minority-owned businesses and operators
- Increased scale and capacity
  - $143 million of equity capital**
  - More lending capacity, including increased legal lending limit
  - Enables further investments in technology and talent critical to success
  - Enhances potential profitability, efficiency, and impact on targeted LMI communities
- Excellent complementary balance sheet fit, increased diversification, and asset utilization
- Increased investor liquidity of both entities' capital stock
- Expanded and diversified geography and product lines expanding potential impact in two of the top six MSA/urban markets
- City First Bank's CEO brought existing ties with Southern California marketplace and a longstanding relationship with Broadway's leadership

**Office of the Comptroller of the Currency*
***As of June 30, 2021*

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 4  OUR DIFFERENTIATED PURPOSE     Broadway Financial Corporation is one of two publicly traded public benefit corporations in the financial services industry  “The corporation will focus on the low- and moderate-income urban communities served in ways that are efficient and profitable, that increase access to credit and capital for individuals and institutions located therein, and that improve the economic health of the communities located therein.” *  To deliver transformative impact in underserved urban communities We believe that with the intentional, disciplined and targeted provision of capital focused on beneficial results creates, supports, and champions economic equity for people in underserved communities.Our objective is to prudently deploy capital with the intention to reduce the large and widening racial wealth gap, to increase housing affordability, to build wealth for minority owned businesses, to provide access to high quality education and other social services in LMI urban and minority communities  This purpose drives our business strategy  * Excerpt from the Broadway Financial Corporation Articles of Incorporation

 5  OUR BUSINESS STRATEGY     District of Columbia, Baltimore and their surrounding suburban communities, The counties of Los Angeles, Ventura, Riverside, Orange, San Diego, San Bernardino and Santa Barbara, California  Multifamily Affordable Housing(investment & development)  Nonprofit Finance(facilities & enterprise)  Small Business Finance(facilities & enterprise)  Targeted lending customer segments  Targeted geographic markets   We leverage the unique co-lending capabilities of our nonprofit affiliate, City First Enterprises, to fulfill equity requirements, expand LTV and coverage for otherwise qualified and mission aligned customers serving minority and LMI communities.  Leveraging affiliate relationships to deepen and scale our impact

TARGETED LENDING CUSTOMER SEGMENTS

Multi-family affordable housing

- Focus on financing smaller multi-family properties with loans generally ranging from $500K to $5 million for properties with 5 – 25 units; Large banks have difficulty originating and servicing this segment
- Demand is extremely high for the creation and preservation of affordable housing and strong public sector support for continued expansion of affordable housing in our urban markets
- Projects include naturally occurring* affordable housing and affordable housing development including public sector blended finance support
- Supporting experienced investors, nonprofit developers, and minority owner/operators

Nonprofit finance

- Primarily lending for the acquisition and development of community facilities providing necessary social services, including healthcare, education, housing & food security
- Specialized expertise in Charter School facility financing

Small business finance

- Focus on owner-occupied facilities and minority business owners
- Originated over $74 million in PPP loans**

**Market rate but affordable to LMI households*

*** PPP Loans originated through City First Bank, N.A. from Q2 2020 through Q2 2021*

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 LOAN PORTFOLIO MIX  7

 DEPOSIT MIX  8

 9  STRONG BALANCE SHEET*     $365 million of cash, cash equivalents, and securities0.1% in non-accrual loans as a percentage of total loans of $618 millionNo real estate owned from foreclosures 87.7% gross loans to deposit ratio73.4% core deposits ratio on total deposits of $705 million$143 million in total equity or 13.8% of total assets of $1.04 billion10.1% community bank leverage ratio  * Numbers and percentages as of June 30, 2021

 YEAR TO DATE GROWTH*  10  * Numbers and percentages based on actual balances at June 30, 2021 compared to pro forma consolidated balances at December 31, 2020  Total Assets  Total Deposits  Total Loans  Cash, Equivalents & Securities  Increased 16.5%, or over $52 million   Increased 10.0%, or over $94 million   Increased 9.1%, or over $59 million   Increased 7.6%, or over $43 million

 POST MERGER FINANCIAL RESULTS  11  $ in 000s

VALUES AND SUCCESS DRIVERS

We are intently focused on:

1. Improved asset utilization
2. Revenue expansion through improved offerings
3. Enhanced resource aggregation (capital and deposit)
4. Efficiencies and cost savings in consolidation
5. Fused operating culture aligned on mission and value drivers
6. Economic justice at scale through impact, leadership, and culture

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GO FORWARD VISION

We intend to:

Increase scale and expand impact

- Within existing markets and potentially to other high potential urban markets
- Applied for UST's Emergency Capital Investment Program ("ECIP") for up to $150MM in non-dilutive, low-cost Tier 1 perpetual preferred capital*
- Continuing to evaluate further partnerships to expand capabilities

Leverage the strengths of the combined entity

- Increase margins by redeploying low interest earning assets into loan products
- Explore opportunities to market expanded product lines
  - Commercial lending in Southern California
  - Wholesale multi-family lending in the Washington, DC area

Eliminate redundancies and streamline operations

- Currently migrating information systems to a common enhanced platform
- Maximize reduction of redundant costs and improve efficiency of operations

Maintain commitment to market leading service and processes

** There can be no assurance that the company will be awarded capital under ECIP*

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INVESTMENT PLATFORM FOR IMPACT INVESTORS

A leading national investment platform for impact investors and depositors

- Largest African-American-led MDI in the U.S.
- Bicoastal footprint with operations in Washington, DC and Los Angeles
- Over $1 billion in depository assets at 6/30/21
- Growing with opportunities to improve margins, ROA, and ROE
- Publicly traded common stock with clean capital structure
- Quality portfolio with negligible problem assets
- Demonstrated potential to leverage community development and lending activities of our non-profit affiliates, City First Enterprises, City First Homes, and City First Foundation
- Strong track record of investment and impact in our local communities
- Strong mission governance and measurement:
  - MDI, CDFI, BCorp, GABV*, and Delaware Public Benefit Corporation
- Proven ability to attract long-term partners and deliver on low-cost mission aligned funding

** Global Alliance for Banking on Values is a network of independent banks using finance to deliver sustainable economic, social, and environmental development*

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Thank you for your continued trust, partnership, and support